Exhibit 99.1

1. Title of Security (Instr. 3)	2. Transaction Date (Month/Day/Year)	2A. Deemed Execution Date, if any (Month/Day/Year)	3. Transaction Code (Instr. 8)		4. Securities AcquireWd (A) or Disposed Of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Ownership Form:Direct (D) or Indirect (I) (Instr. 4)	7. Nature of IndirectBeneficial Ownership (Instr. 4)
			Code	V	Amount	(A) or (D)	Price
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		200	A	$12.53	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		200	A	$12.53	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		100	A	$12.53	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		200	A	$12.53	700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		200	A	$12.53	900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		200	A	$12.53	1,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		100	A	$12.54	1,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		P		360	A	$12.53	1,560	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		200	D	$12.53	1,360	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		200	D	$12.53	1,160	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		100	D	$12.54	1,060	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		200	D	$12.53	860	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		200	D	$12.53	660	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		200	D	$12.53	460	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		100	D	$12.53	360	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/17/2018		S		360	D	$12.53	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/10/2018		P		2,400	A	$12.5401	2,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/10/2018		P		2,400	A	$12.5447	4,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/24/2018		P		2,000	A	$12.2094	6,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/24/2018		P		2,000	A	$12.2061	8,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		1,100	D	$12.18	7,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		900	D	$12.1867	6,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		600	D	$12.2	6,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		100	D	$12.2	6,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		1,200	D	$12.1869	4,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		400	D	$12.187	4,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		100	D	$12.1952	4,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		1,000	D	$12.1863	3,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		100	D	$12.1862	3,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		500	D	$12.1862	2,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		100	D	$12.1862	2,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		100	D	$12.1862	2,600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		6	D	$12.18	2,594	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		14	D	$12.1858	2,580	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		180	D	$12.1857	2,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/25/2018		S		2,400	D	$12.1808	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/23/2019		S		6,033	D	$14.135	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		500	A	$14.14	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		63	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		37	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.14	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.14	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.13	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.13	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.13	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.15	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.14	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.14	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.16	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.16	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		200	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		100	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		30	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/26/2019		P		3	A	$14.17	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/27/2019		S		281	D	$14.1644	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/03/2019		P		281	A	$14.2768	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/19/2020		S		10,994	D	$10.7605	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.59	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		1,000	A	$11.58	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.58	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		1,200	A	$11.58	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.58	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.58	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.6	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.6	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		4	A	$11.62	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		400	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		504	A	$11.62	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		96	A	$11.62	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		700	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		600	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		400	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.6	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		300	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		500	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.62	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		600	A	$11.56	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		22	A	$11.63	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		200	A	$11.63	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.63	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/20/2020		P		100	A	$11.61	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/24/2020		S		1,100	D	$13.4341	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/24/2020		P		1,100	A	$13.455	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/20/2020		S		62	D	$13.6911	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/21/2020		P		62	A	$13.6926	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/15/2021		P		220	A	$15.24	220	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/15/2021		S		220	D	$15.24	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		S		2,250	D	$11.8737	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.89	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.89	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		200	A	$11.89	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.89	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.92	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.92	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.92	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.92	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		200	A	$11.92	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		174	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		126	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		26	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		200	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		24	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		100	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		200	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		174	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/13/2022		P		26	A	$11.93	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/14/2022		P		270	A	$11.79	270	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/18/2022		S		124	D	$11.72	146	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	04/18/2022		S		146	D	$11.72	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/01/2022		P		400	A	$12.02	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/02/2022		S		100	D	$12.06	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/02/2022		S		300	D	$12.06	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/08/2022		P		285	A	$11.1031	285	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		170	D	$11.1673	115	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/14/2022		S		141	D	$11.1717	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/20/2022		P		200	A	$11.0	174	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/21/2022		S		200	D	$11.0	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/04/2022		P		958	A	$10.4046	932	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/05/2022		P		993	A	$10.2969	1,925	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/11/2022		S		627	D	$10.2511	1,298	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/12/2022		S		109	D	$10.2424	1,189	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/20/2022		P		548	A	$9.9912	1,737	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/27/2022		P		344	A	$9.7218	2,081	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/01/2022		S		44	D	$10.0382	2,037	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/02/2022		S		1,013	D	$9.9326	1,024	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/03/2022		S		663	D	$9.8661	361	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/04/2022		S		114	D	$9.9138	247	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/07/2022		S		186	D	$9.9754	61	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/11/2022		P		29	A	$10.2724	90	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/22/2022		S		114	D	$10.8303	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/01/2022		P		24	A	$11.0013	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		100	A	$10.72	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		100	A	$10.72	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		800	A	$10.71	1,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		100	A	$10.72	1,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		300	A	$10.71	1,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		P		100	A	$10.71	1,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		100	D	$10.72	1,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		100	D	$10.71	1,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		300	D	$10.71	1,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		100	D	$10.72	900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		100	D	$10.72	800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/29/2022		S		800	D	$10.71	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.74	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		150	A	$10.76	550	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.74	650	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	750	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		400	A	$10.76	1,150	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		50	A	$10.76	1,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	1,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		100	A	$10.76	1,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		600	A	$10.76	2,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	1,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		600	D	$10.76	1,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.74	1,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		400	D	$10.76	800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.74	600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		50	D	$10.76	350	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	250	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		150	D	$10.76	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		100	D	$10.76	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/16/2023		P		2,000	A	$10.0793	2,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/17/2023		S		2,000	D	$10.125	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/15/2023		P		4,621	A	$10.8291	4,621	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	4,521	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	4,421	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	4,321	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		1,321	D	$10.85	3,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		300	D	$10.85	2,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	2,600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		300	D	$10.85	2,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	2,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		300	D	$10.85	1,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		300	D	$10.85	1,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	1,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		300	D	$10.85	700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		400	D	$10.85	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		200	D	$10.85	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/18/2023		S		100	D	$10.85	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/17/2024		S		10,400	D	$11.6159	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/18/2024		P		100	A	$11.69	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/18/2024		P		10,300	A	$11.69	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾

Table II – Derivative Securities Acquired, Disposed of, or Beneficially Owned (e.g., puts, calls, warrants, options, convertible securities)
1. Title of Derivative Security (Instr. 3)	2. Conversion or Exercise Price of Derivative Security	3.Transaction Date (Month/ Day/ Year)	3A. Deemed Execution Date, if any	4. Trans-action Code (Instr. 8)		5. Number of Derivative Securities Acquired (A) or Disposed of (D) (Instr. 3, 4, and 5)		6. Date Exercisable and Expiration Date (Month/Day/ Year)		7. Title and Amount of Underlying Securities (Instr. 3 and 4)		8. Price of Derivative Security (Instr. 5)	9. Number of derivative Securities Beneficially Owned following Reported Transaction(s) (Instr. 4)	10. Owner- ship Form of Derivative Security: Direct (D) or Indirect (I) (Instr. 4)	11. Nature of Indirect Beneficial Ownership (Instr. 4)
			(Month/ Day/ Year)	Code	V	(A)	(D)	Date Exercisable	Expiration Date
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(21)	11/04/2022		S/K			247	(21)	10/31/2023	Common Stock	247	(21)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(22)	11/07/2022		P/K		247		(22)	10/31/2023	Common Stock	247	(22)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(22)	11/07/2022		S/K			61	(22)	10/31/2023	Common Stock	61	(22)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(23)	11/11/2022		P/K		61		(23)	10/31/2023	Common Stock	61	(23)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(23)	11/11/2022		S/K			90	(23)	10/31/2023	Common Stock	90	(23)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(24)	11/22/2022		P/K		90		(24)	10/31/2023	Common Stock	90	(24)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(24)	11/22/2022		S/K			29	(24)	10/31/2023	Common Stock	29	(24)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(25)	11/22/2022		P/K		29		(25)	10/31/2023	Common Stock	29	(25)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(26)	11/22/2022		P/K		24		(26)	10/31/2023	Common Stock	24	(26)	24	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Equity Swap⁽¹⁾⁽²⁾⁽³⁾	(27)	12/01/2022		S/K			24	(27)	10/31/2023	Common Stock	24	(27)	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾

Explanation of Responses:

1. This statement is jointly filed by Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), BofA Securities, Inc. (“BofA Securities”), and Bank of America, N.A. (“BANA”) (together, the “Reporting Persons”). Bank of America Corporation holds an indirect interest in the securities listed in this Report by virtue of its 100% ownership of its subsidiaries Merrill Lynch, BofA Securities, and BANA. Each Reporting Person disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein, if any, and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Securities Exchange Act of 1934 (the “Exchange Act”), or for any other purpose.
2. Each Reporting Person declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) of the Exchange Act or any other purpose, (i) acting (or has agreed or is agreeing to act together with any other person) as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Issuer or otherwise with respect to the Issuer or any securities of the Issuer or (ii) a member of any group with respect to the Issuer or any securities of the Issuer.
3. Without conceding its status as a greater than 10% beneficial owner or that the reported transactions are subject to disclosure under Section 16(a) of the Exchange Act or short-swing profit recovery under Section 16(b) of the Exchange Act, the amount of profit potentially recoverable by the Issuer from the reported transactions in the event that the Reporting Persons were greater than 10% beneficial owners and the transactions were subject to Section 16(b) has been or will be remitted to the Issuer.
4. The Reporting Persons entered an equity swap agreement under which, upon the termination of the agreement on October 31, 2023, the counterparty will pay to the Reporting Persons any decrease in the price of the Common Stock below $11.1034 per share and the Reporting Persons will pay to the counterparty any increase in the price of the Common Stock above $11.1034 per share, in each case, based on a notional amount of 285 shares of Common Stock.
5. On September 13, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 115 and to change the reference price used to determine when payments are made to $11.167. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
6. On September 14, 2022, the Reporting Persons terminated the equity swap agreement.
7. The Reporting Persons entered an equity swap agreement under which, upon the termination of the agreement on October 31, 2023, the Reporting Persons will pay to the counterparty any decrease in the price of the Common Stock below $11.1714 per share and the counterparty will pay to the Reporting Persons any increase in the price of the Common Stock above $11.1714 per share, in each case, based on a notional amount of 26 shares of Common Stock.
8. On October 4, 2022, the Reporting Persons terminated the equity swap agreement.
9. The Reporting Persons entered an equity swap agreement under which, upon the termination of the agreement on October 31, 2023, the counterparty will pay to the Reporting Persons any decrease in the price of the Common Stock below $10.4049 per share and the Reporting Persons will pay to the counterparty any increase in the price of the Common Stock above $10.4049 per share, in each case, based on a notional amount of 932 shares of Common Stock.
10. On October 5, 2022, the Reporting Persons amended the equity swap agreement to increase the notional number of shares of Common Stock to 1,925 and to change the reference price used to determine when payments are made to $10.2972. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
11. On October 11, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 1,298 and to change the reference price used to determine when payments are made to $10.2508. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
12. On October 12, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 1,189 and to change the reference price used to determine when payments are made to $10.2421. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
13. On October 20, 2022, the Reporting Persons amended the equity swap agreement to increase the notional number of shares of Common Stock to 1,737 and to change the reference price used to determine when payments are made to $9.9915. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
14. On October 27, 2022, the Reporting Persons amended the equity swap agreement to increase the notional number of shares of Common Stock to 2,081 and to change the reference price used to determine when payments are made to $9.7221. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
15. On November 1, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 2,037 and to change the reference price used to determine when payments are made to $10.0379. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
16. On November 2, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 1,176 and to change the reference price used to determine when payments are made to $9.9323. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
17. On November 2, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 1,024. Without admitting this change resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
18. On November 3, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 493 and to change the reference price used to determine when payments are made to $9.8658. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
19. On November 3, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 361. Without admitting this change resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
20. On November 4, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 264 and to change the reference price used to determine when payments are made to $9.9135. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
21. On November 4, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 247. Without admitting this change resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
22. On November 7, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 61 and to change the reference price used to determine when payments are made to $9.9751. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
23. On November 11, 2022, the Reporting Persons amended the equity swap agreement to increase the notional number of shares of Common Stock to 90 and to change the reference price used to determine when payments are made to $10.2727. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
24. On November 22, 2022, the Reporting Persons amended the equity swap agreement to reduce the notional number of shares of Common Stock to 29 and to change the reference price used to determine when payments are made to $10.83. Without admitting these changes resulted in a material amendment to the equity swap agreement for purposes of Section 16 of the Securities Exchange Act of 1934, the Reporting Persons have treated the amendment as the termination of the previously reported equity swap agreement and the entering into of a new equity swap agreement reflecting the amended terms.
25. On November 22, 2022, the Reporting Persons terminated the equity swap agreement.
26. The Reporting Persons entered an equity swap agreement under which, upon the termination of the agreement on October 31, 2023, the Reporting Persons will pay to the counterparty any decrease in the price of the Common Stock below $10.83 per share and the counterparty will pay to the Reporting Persons any increase in the price of the Common Stock above $10.83 per share, in each case, based on a notional amount of 24 shares of Common Stock.
27. On December 1, 2022, the Reporting Persons terminated the equity swap agreement.
**Intentional misstatements or omissions of facts constitute Federal Criminal Violations.
See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).